Supplement dated October 29, 2021 to the Prospectus dated May 1, 2021 for the Pacific Key Exec VUL flexible premium variable universal life insurance policy issued by Pacific Life Insurance Company

The purpose of this supplement is to announce various underlying fund changes. This supplement must be preceded or accompanied by the Prospectus for your Policy, as supplemented (the “Prospectus”). All information in your Prospectus dated May 1, 2021, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Policy Prospectus unless otherwise defined herein.  “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787, or online at www.PacificLife.com. Please retain it for future reference.

Temporary Suspension of Delaware Ivy VIP Global Bond Portfolio transfer to the Fidelity® VIP Government Money Market Portfolio

The Fund liquidation approved on September 13, 2021 by the Board of Trustees of the Ivy Funds and the Ivy Variable Insurance for vote by affected Policy Owners has been temporarily suspended until a date to be announced in a future supplement. Shareholders will receive at least 60 days’ notice of the new liquidation date. The date that the Funds will be closed to new and existing shareholders will remain on or about November 15, 2021.

Please work with your life insurance producer to determine if your existing allocation instructions should be changed before or after the Transfer Date. You may submit a transfer request to us by email at Transactions@pacificlife.com, by fax at (866) 398-0467, or by telephone at (800) 347-7787, or by using any other means described in the Policy Prospectus. Please see POLICY BASICS – Timing of Payments, Forms and Requests in the Policy Prospectus for details.

Form No. 15-51892-00